UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 6, 2018

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2018, at the 2018 Annual Meeting of Stockholders of Approach Resources Inc. (the “Company”), the Company’s stockholders approved the Company’s 2018 Long Term Incentive Plan which, among other items, reserves 6,950,000 shares for issuance under such plan.

A summary of the Company’s 2018 Long Term Incentive Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2018. That summary and the above description of the Company’s 2018 Long Term Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the Company’s 2018 Long Term Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 6, 2018, in Fort Worth, Texas, for the following purposes: (1) to elect two directors to the class of directors whose respective terms expire at the 2021 Annual Meeting of Stockholders; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (3) to approve the Company’s 2018 Long Term Incentive Plan; and (4) to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  Each of these items is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2018.

At the close of business on April 12, 2018, the record date for the Annual Meeting, there were 94,627,262 shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting.

Proposal 1 – Election of Directors

Each of the two nominees for director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
James C. Crain	69,566,407	2,533,141	17,500,341
Matthew D. Wilks	71,116,218	983,330	17,500,341

Proposal 2 – Advisory Vote on Executive Compensation

With respect to the advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2018 proxy statement, the compensation of the Company’s named executive officers was approved, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
58,059,202	9,726,353	4,313,993	17,500,341

Proposal 3 – Approval of the 2018 Long Term Incentive Plan

The Company’s 2018 Long Term Incentive Plan was approved by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
64,542,926	3,386,781	4,169,841	17,500,341

Proposal 4 – Ratification of Independent Registered Public Accounting Firm

The appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
88,645,578	629,523	324,790	−

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	2018 Long Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Approach Resources Inc.

By:	/s/ Josh Dazey
Josh Dazey
Vice President, General Counsel

Date:  June 6, 2018

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